UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 13, 2001


                          ANGELCITI ENTERTAINMENT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Nevada                         000-27189              88-0427195
-----------------------------         --------------        -------------------
(State or other jurisdiction            (Commission            (IRS  Employer
 of  incorporation)                     File Number)        Identification  No.)


             9000 SHERIDAN STREET SUITE # 7 PEMBROKE PINES, FL 33024
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (800) 230-2249


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

In August 2002, AngelCiti Multimedia, Inc. (AngelCiti) decided to engage new auditors as its independent accountants to audit its financial statements. AngelCiti's Board of Directors approved the change of accountants to from Chisholm & Associates to Salberg & Company on August 5, 2002.

During AngelCiti's most recent fiscal year, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Chisholm & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the preceding fiscal year for which Chisholm & Associates prepared an audit for AngelCiti, the Auditors Report was not qualified or modified as to scope of auditing procedures, application of accounting principles or uncertainty. The decision to change accountants was based on the fact that Chisholm & Associates has an internal policy that prohibits them from auditing gaming companies.

AngelCiti provided Chisholm & Associates, with a draft copy of this Form 8-K , and requested that they furnish AngelCiti with a letter addressed to the SEC stating whether they agree with the statements made in that report, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Chisholm & Associates, dated August 9, 2002, is attached to this Form 8-K/A as an exhibit.

AngelCiti has engaged the firm of Salberg & Company as of August 5, 2002. Salberg & Company was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on AngelCiti's financial statements.

ITEM 5.     OTHER EVENTS

AngelCiti Entertainment, Inc. has moved its principal offices from 1109 N. Federal Highway, Ft. Lauderdale, FL 33304 to 9000 Sheridan Street Suite # 7 Pembroke Pines, Fl 33024, effective August 5, 2002.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7.     EXHIBITS

(16) Letter re: change in certifying accountant Letter from Chisholm Associates to the Securities and Exchange Commission, dated August 9, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANGELCITI ENTERTAINMENT, INC.
                                                     (Registrant)





Date: August 13, 2001                       s/  Lawrence S. Hartman
                                            -----------------------
                                                Lawrence S. Hartman